SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 23, 2002

(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-83626 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)		92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code:   (949) 465-3500

Item 5. Other Events.

         Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83626) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2002 and Amendment No. 1 thereto filed with the Commission on April 8, 2002 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement, each dated April 23, 2002 (collectively, the “Prospectus”), filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes, Series 2002-B (the “Offered Notes”).

         The Offered Notes were sold to Salomon Smith Barney (“Salomon”) and Credit Suisse First Boston Corporation (“CS First Boston” and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of April 23, 2002 (the “Underwriting Agreement”) between the Registrant and Salomon, as representative of itself and CS First Boston.

         The Notes were issued pursuant to an Indenture dated as of April 1, 2002 (the “Indenture”) among Onyx Acceptance Owner Trust 2002-B (the “Trust”) and Citibank, N.A., as Indenture Trustee.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of April 1, 2002 (the “Trust Agreement”) among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Citibank, N.A., as Trust Agent.

         The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of April 1, 2002 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”)

with a total principal balance of $177,914,768.72 (the “Initial Cut-Off Pool Balance”) as of April 1, 2002 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before April 24, 2002 (the “Subsequent Cut-Off Date”) with a total principal balance of $106,612,952.69 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $115,472,279.14 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until May 23, 2002.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$177,914,768.72

Number of Contracts	12,239

Average principal balance outstanding	$14,536.71

Average original amount financed	$14,667.28

Original amount financed (range)	$1,695.99 to 75,000.00

Weighted average APR	10.69%

APR (range)	0.01% to 25.00%

Weighted average original term	58.77 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	58.23 mos.

Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	2,505	20.47	48,757,124.32	27.40

7.001% to 8.000%	1,145	9.36	20,280,248.88	11.40

8.001% to 9.000%	1,013	8.28	16,663,807.22	9.37

9.001% to 10.000%	989	8.08	14,807,837.87	8.32

10.001% to 11.000%	696	5.69	9,608,474.50	5.40

11.001% to 12.000%	704	5.75	9,137,785.87	5.14

12.001% to 13.000%	742	6.06	9,707,866.91	5.46

13.001% to 14.000%	694	5.67	8,676,716.66	4.88

14.001% to 15.000%	779	6.36	9,235,289.57	5.19

15.001% to 16.000%	670	5.47	7,903,890.39	4.44

16.001% to 17.000%	576	4.71	6,701,154.21	3.77

17.001% to 18.000%	544	4.44	5,679,825.38	3.19

18.001% to 19.000%	328	2.68	3,345,540.59	1.88

19.001% to 20.000%	270	2.21	2,573,591.70	1.45

20.001% to 21.000%	286	2.34	2,653,776.57	1.49

Over 21.000%	298	2.43	2,181,838.08	1.23

Totals	12,239	100.00%*	177,914,768.72	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
State	Contracts	Contracts	Balance	Balance

Alabama	151	1.23	2,481,562.77	1.39

Arizona	516	4.22	7,099,055.92	3.99

California	3,248	26.54	50,918,413.55	28.62

Colorado	151	1.23	1,940,218.34	1.09

Connecticut	59	0.48	834,248.52	0.47

Delaware	160	1.31	2,121,449.77	1.19

Florida	1,012	8.27	14,047,791.33	7.90

Georgia	463	3.78	7,098,824.15	3.99

Idaho	81	0.66	1,014,883.09	0.57

Illinois	664	5.43	9,068,802.93	5.10

Indiana	191	1.56	2,501,270.60	1.41

Iowa	78	0.64	1,159,127.50	0.65

Kansas	32	0.26	368,654.95	0.21

Kentucky	90	0.74	1,370,216.92	0.77

Maryland	255	2.08	4,160,062.94	2.34

Massachusetts	224	1.83	3,174,665.82	1.78

Michigan	691	5.65	10,249,355.96	5.76

Minnesota	94	0.77	1,269,298.66	0.71

Missouri	322	2.63	4,517,746.72	2.54

Montana	20	0.16	208,872.74	0.12

Nebraska	30	0.25	393,899.18	0.22

Nevada	345	2.82	4,576,667.41	2.57

New Hampshire	73	0.60	894,211.59	0.50

New Jersey	595	4.86	7,938,693.40	4.46

North Carolina	386	3.15	6,359,052.68	3.57

Oklahoma	121	0.99	1,718,607.42	0.97

Oregon	205	1.67	2,656,440.27	1.49

Pennsylvania	465	3.80	6,212,729.00	3.49

South Carolina	114	0.93	1,706,682.67	0.96

Tennessee	226	1.85	3,017,506.31	1.70

Texas	431	3.52	6,314,808.12	3.55

Utah	74	0.60	996,131.82	0.56

Virginia	505	4.13	7,340,096.68	4.13

Washington	157	1.28	2,045,890.41	1.15

West Virginia	10	0.08	138,828.58	0.08

Totals	12,239	100.00%	$177,914,768.72	100.00%

*	Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$106,612,952.69

Number of Contracts	7,169

Average principal balance outstanding	$14,871.38

Average original amount financed	$14,742.67

Original amount financed (range)	$1,695.99 to $84,138.89

Weighted average APR	10.28%

APR (range)	0.010% to 25.000%

Weighted average original term	58.98 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	58.84 mos.

Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,532	21.37	29,655,676.04	27.82

7.001% to 8.000%	831	11.59	14,776,393.96	13.86

8.001% to 9.000%	672	9.37	11,314,314.91	10.61

9.001% to 10.000%	652	9.09	9,824,020.44	9.21

10.001% to 11.000%	456	6.36	6,466,874.26	6.07

11.001% to 12.000%	413	5.76	5,389,160.35	5.05

12.001% to 13.000%	409	5.71	5,074,801.42	4.76

13.001% to 14.000%	357	4.98	4,341,630.70	4.07

14.001% to 15.000%	413	5.76	4,992,905.46	4.68

15.001% to 16.000%	340	4.74	3,910,920.77	3.67

16.001% to 17.000%	269	3.75	2,986,140.63	2.80

17.001% to 18.000%	251	3.50	2,542,238.31	2.38

18.001% to 19.000%	176	2.46	1,800,646.32	1.69

19.001% to 20.000%	127	1.77	1,184,117.07	1.11

20.001% to 21.000%	141	1.97	1,318,782.27	1.24

Over 21.000%	130	1.81	1,034,329.78	0.97

Totals	7,169	100.00%	$106,612,952.69	100.00%

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	72	1.00	1,172,237.65	1.10

Arizona	301	4.20	4,231,436.65	3.97

California	1,741	24.29	27,473,791.67	25.77

Colorado	84	1.17	1,258.958.86	1.18

Connecticut	35	0.49	510,201.39	0.48

Delaware	69	0.96	911,942.16	0.86

Florida	605	8.44	8,487,658.99	7.96

Georgia	338	4.71	5,211,173.85	4.89

Idaho	45	0.63	686,111.84	0.64

Illinois	382	5.33	5,482,753.85	5.14

Indiana	97	1.35	1,258,570.85	1.18

Iowa	60	0.84	898,334.52	0.84

Kansas	34	0.47	396,226.84	0.37

Kentucky	50	0.70	684,817.09	0.64

Maryland	168	2.34	2,597,185.22	2.44

Massachusetts	141	1.97	1,888,403.37	1.77

Michigan	494	6.89	7,504,412.26	7.04

Minnesota	64	0.89	986,027.05	0.92

Missouri	181	2.52	2,618,523.60	2.46

Montana	2	0.03	31,968.00	0.03

Nebraska	29	0.40	382,234.87	0.36

Nevada	169	2.36	2,478,303.34	2.32

New Hampshire	49	0.68	606,128.89	0.57

New Jersey	332	4.63	4,619,788.90	4.33

North Carolina	227	3.17	3,692,784.36	3.46

Oklahoma	82	1.14	1,074,384.72	1.01

Oregon	121	1.69	1,810,150.40	1.70

Pennsylvania	276	3.85	3,817,268.00	3.58

South Carolina	79	1.10	1,164,042.48	1.09

Tennessee	130	1.81	1,944,022.23	1.82

Texas	237	3.31	3,452,636.20	3.24

Utah	39	0.54	566,624.46	0.53

Virginia	332	4.63	5,194,589.96	4.87

Washington	95	1.33	1,411,277.14	1.32

West Virginia	9	0.13	107,981.03	0.10

Totals	7,169	100.00%	106,612,952.69	100.00%

*	Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$115,472,279.14

Number of Contracts	7,578

Average principal balance outstanding	$15,237.83

Average original amount financed	$15,239.42

Original amount financed (range)	$2,293.66 to $67,086.00

Weighted average APR	10.27%

APR (range)	4.90% to 27.00%

Weighted average original term	59.29 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	59.23 mos.

Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,730	22.83	33,808,513.80	29.28

7.001% to 8.000%	797	10.52	14,508,304.20	12.56

8.001% to 9.000%	659	8.70	11,093,116.10	9.61

9.001% to 10.000%	667	8.80	10,485,663.56	9.08

10.001% to 11.000%	413	5.45	5,763.375.54	4.99

11.001% to 12.000%	439	5.79	6,079,242.43	5.26

12.001% to 13.000%	488	6.44	6,239,039.34	5.40

13.001% to 14.000%	452	5.96	5,743,091.00	4.97

14.001% to 15.000%	462	6.10	5,663,432.40	4.90

15.001% to 16.000%	394	5.20	4,703,638.49	4.07

16.001% to 17.000%	293	3.87	3,299,612.28	2.86

17.001% to 18.000%	276	3.64	2,929,404.67	2.54

18.001% to 19.000%	200	2.64	2,177,251.38	1.89

19.001% to 20.000%	154	2.03	1,550,174.11	1.34

20.001% to 21.000%	80	1.06	791,532.19	0.69

Over 21.000%	74	0.98	636,887.65	0.55

Totals	7,578	100.00	115,472,279.14	100.00

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	74	0.98	1,304,174.54	1.13

Arizona	307	4.05	4,462,501.93	3.86

California	1,888	24.91	30,954,609.86	26.81

Colorado	97	1.28	1,351,347.51	1.17

Connecticut	33	0.44	503,634.16	0.44

Delaware	85	1.12	1,165,680.50	1.01

Florida	483	6.37	7,081,596.58	6.13

Georgia	308	4.06	4,557,941.51	3.95

Idaho	42	0.55	527,450.90	0.46

Illinois	412	5.44	5,949,059.48	5.15

Indiana	117	1.54	1,638,670.66	1.42

Iowa	62	0.82	802,246.93	0.69

Kansas	34	0.45	472,318.65	0.41

Kentucky	52	0.69	789,469.25	0.68

Maryland	171	2.26	3,131,302.37	2.71

Massachusetts	131	1.73	1,877,718.39	1.63

Michigan	402	5.30	5,955,598.87	5.16

Minnesota	47	0.62	736,675.45	0.64

Missouri	197	2.60	2,958,674.53	2.56

Montana	1	0.01	28,641.00	0.02

Nebraska	17	0.22	227,529.78	0.20

Nevada	193	2.55	3,401,000.24	2.95

New Hampshire	41	0.54	546,431.86	0.47

New Jersey	427	5.63	6,193,475.61	5.36

North Carolina	269	3.55	4,166,301.16	3.61

Oklahoma	98	1.29	1,406,674.89	1.22

Oregon	174	2.30	2,469,231.46	2.14

Pennsylvania	433	5.71	5,895,507.75	5.11

South Carolina	96	1.27	1,438,479.20	1.25

Tennessee	95	1.25	1,542,536.29	1.34

Texas	282	3.72	4,094,105.04	3.55

Utah	55	0.73	1,030,908.36	0.89

Virginia	303	4.00	4,724,436.27	4.09

Washington	142	1.87	1,976,416.22	1.71

West Virginia	10	0.13	109,931.94	0.10

Totals	7,578	100.00	115,472,279.14	100.00

*	Percentages may not add to 100% because of rounding.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

May 31, 2002	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President